UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 16, 2010 (August 13, 2010)
LIBERTY ACQUISITION HOLDINGS CORP.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-33862 (Commission File Number)	26-0490500 (IRS Employer Identification Number)
1114 Avenue of the Americas, 41st Floor
New York, New York 10036
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 380-2230
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS
     ON MAY 7, 2010, IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION (THE “BUSINESS COMBINATION”) BETWEEN PROMOTORA DE INFORMACIONES, S.A. (“PRISA”) AND LIBERTY ACQUISITION HOLDINGS CORP. (“LIBERTY”), PRISA FILED A REGISTRATION STATEMENT ON FORM F-4 (THE “REGISTRATION STATEMENT”) WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) THAT INCLUDES A PRELIMINARY PROXY STATEMENT OF LIBERTY FOR THE PROPOSED BUSINESS COMBINATION AND PROPOSED WARRANT AMENDMENT THAT WILL ALSO CONSTITUTE A PROSPECTUS OF PRISA. PRISA EXPECTS TO FILE AN AMENDMENT TO ITS REGISTRATION STATEMENT WHICH WILL, AMONG OTHER THINGS, REFLECT THE TERMS OF THE AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT ENTERED INTO BETWEEN PRISA AND LIBERTY ON AUGUST 4, 2010 (THE “AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT”). LIBERTY INTENDS TO MAIL A DEFINITIVE PROXY STATEMENT/PROSPECTUS FOR THE PROPOSED BUSINESS COMBINATION AND PROPOSED WARRANT AMENDMENT TO ITS STOCKHOLDERS AND WARRANTHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED BUSINESS COMBINATION. LIBERTY STOCKHOLDERS AND WARRANTHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION REGARDING LIBERTY, PRISA, THE PROPOSED BUSINESS COMBINATION, THE PROPOSED WARRANT AMENDMENT AND RELATED MATTERS.
     STOCKHOLDERS AND WARRANTHOLDERS MAY OBTAIN A COPY OF THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, AND ANY OTHER DOCUMENTS FILED BY LIBERTY OR PRISA WITH THE SEC, FREE OF CHARGE, AT THE SEC’S WEBSITE (WWW.SEC.GOV) OR BY SENDING A REQUEST TO LIBERTY, 1114 AVENUE OF THE AMERICAS, 41ST FLOOR, NEW YORK, NEW YORK 10036, OR BY CALLING LIBERTY AT (212) 380-2230. PRISA WILL ALSO FILE CERTAIN DOCUMENTS WITH THE SPANISH COMISIÓN NACIONAL DEL MERCADO DE VALORES (THE “CNMV”) IN CONNECTION WITH ITS SHAREHOLDERS’ MEETING TO BE HELD IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION, WHICH WILL BE AVAILABLE ON THE CNMV’S WEBSITE AT WWW.CNMV.ES.
     LIBERTY AND ITS DIRECTORS AND OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM LIBERTY’S STOCKHOLDERS IN RESPECT OF THE PROPOSED BUSINESS COMBINATION AND FROM THE WARRANTHOLDERS OF LIBERTY IN CONNECTION WITH THE PROPOSED WARRANT AMENDMENT. INFORMATION REGARDING THE OFFICERS AND DIRECTORS OF LIBERTY IS AVAILABLE IN LIBERTY’S PRELIMINARY PROXY STATEMENT CONTAINED IN THE REGISTRATION STATEMENT, WHICH HAS BEEN FILED WITH THE SEC. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF SUCH POTENTIAL PARTICIPANTS IS ALSO INCLUDED IN THE REGISTRATION STATEMENT (AND WILL BE INCLUDED IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS) AND THE OTHER RELEVANT DOCUMENTS FILED WITH THE SEC.
     PRISA AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM THE STOCKHOLDERS OF LIBERTY IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION AND FROM THE WARRANTHOLDERS OF LIBERTY IN CONNECTION WITH THE PROPOSED WARRANT

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AMENDMENT. INFORMATION REGARDING THE INTERESTS OF THESE DIRECTORS AND EXECUTIVE OFFICERS IN THE BUSINESS COMBINATION IS INCLUDED IN THE REGISTRATION STATEMENT (AND WILL BE INCLUDED IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS) AND THE OTHER RELEVANT DOCUMENTS FILED WITH THE SEC.
     THIS REPORT MAY INCLUDE “FORWARD LOOKING STATEMENTS” WITHIN THE MEANING OF THE “SAFE HARBOR” PROVISIONS OF THE UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY THE USE OF WORDS SUCH AS “ANTICIPATE”, “BELIEVE”, “EXPECT”, “ESTIMATE”, “PLAN”, “OUTLOOK”, AND “PROJECT” AND OTHER SIMILAR EXPRESSIONS THAT PREDICT OR INDICATE FUTURE EVENTS OR TRENDS OR THAT ARE NOT STATEMENTS OF HISTORICAL MATTERS. INVESTORS ARE CAUTIONED THAT SUCH FORWARD LOOKING STATEMENTS WITH RESPECT TO REVENUES, EARNINGS, PERFORMANCE, STRATEGIES, PROSPECTS AND OTHER ASPECTS OF THE BUSINESSES OF PRISA, LIBERTY AND THE COMBINED GROUP AFTER COMPLETION OF THE PROPOSED BUSINESS COMBINATION ARE BASED ON CURRENT EXPECTATIONS THAT ARE SUBJECT TO RISKS AND UNCERTAINTIES. A NUMBER OF FACTORS COULD CAUSE ACTUAL RESULTS OR OUTCOMES TO DIFFER MATERIALLY FROM THOSE INDICATED BY SUCH FORWARD LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO: (1) THE OCCURRENCE OF ANY EVENT, CHANGE OR OTHER CIRCUMSTANCES THAT COULD GIVE RISE TO THE TERMINATION OF THE AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT; (2) THE OUTCOME OF ANY LEGAL PROCEEDINGS THAT MAY BE INSTITUTED AGAINST PRISA AND OTHERS FOLLOWING ANNOUNCEMENT OF THE AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT AND TRANSACTIONS CONTEMPLATED THEREIN; (3) THE INABILITY TO COMPLETE THE TRANSACTIONS CONTEMPLATED BY THE AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT DUE TO THE FAILURE TO OBTAIN LIBERTY STOCKHOLDER APPROVAL, LIBERTY WARRANTHOLDER APPROVAL OR PRISA SHAREHOLDER APPROVAL; (4) DELAYS IN OBTAINING, ADVERSE CONDITIONS CONTAINED IN, OR THE INABILITY TO OBTAIN NECESSARY REGULATORY APPROVALS REQUIRED TO COMPLETE THE TRANSACTIONS CONTEMPLATED BY THE AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT; (5) THE RISKS THAT PRISA’S PLANNED ASSET DISPOSITIONS AND/OR RESTRUCTURING OF ITS CREDIT FACILITIES WILL FAIL TO BE COMPLETED OR FAIL TO BE COMPLETED ON THE TERMS CURRENTLY ANTICIPATED OR THAT PRISA WILL NOT RECEIVE THE NECESSARY CONSENTS UNDER ITS REFINANCING MASTER AGREEMENT TO THE TERMS OF THE BUSINESS COMBINATION; (6) THE RISK THAT HOLDERS OF MORE THAN 80 MILLION SHARES OF LIBERTY COMMON STOCK WILL ELECT TO RECEIVE CASH OR WILL ELECT TO REDEEM THEIR SHARES; (7) THE RISK THAT OTHER CONDITIONS TO CLOSING MAY NOT BE SATISFIED; (8) THE RISK THAT SECURITIES MARKETS WILL REACT NEGATIVELY TO THE BUSINESS COMBINATION OR OTHER ACTIONS BY PRISA AND THE HOLDERS OF LIBERTY COMMON STOCK WILL NOT FIND THIS TO BE MORE ATTRACTIVE THAN THE FORMER TERMS OF THE BUSINESS COMBINATION OR HAVE A DIFFERENT VIEW OF THE VALUE AND LONG-TERM PROSPECTS OF PRISA; (9) THE RISK THAT THE PROPOSED TRANSACTION DISRUPTS CURRENT PLANS AND OPERATIONS AS A RESULT OF THE ANNOUNCEMENT AND CONSUMMATION OF THE TRANSACTIONS DESCRIBED HEREIN; (10) THE ABILITY TO RECOGNIZE THE ANTICIPATED BENEFITS OF THE COMBINATION OF PRISA AND LIBERTY AND OF PRISA TO TAKE ADVANTAGE OF STRATEGIC OPPORTUNITIES; (11) COSTS RELATED TO THE PROPOSED BUSINESS COMBINATION; (12) THE LIMITED LIQUIDITY AND TRADING OF LIBERTY’S SECURITIES; (13) CHANGES IN APPLICABLE LAWS OR REGULATIONS; (14) THE POSSIBILITY THAT PRISA MAY BE ADVERSELY AFFECTED BY OTHER ECONOMIC, BUSINESS, AND/OR COMPETITIVE FACTORS; AND (15) OTHER RISKS

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AND UNCERTAINTIES INDICATED FROM TIME TO TIME IN PRISA’S OR LIBERTY’S FILINGS WITH THE SEC.
     READERS ARE REFERRED TO LIBERTY’S MOST RECENT REPORTS FILED WITH THE SEC, INCLUDING ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009 AND ITS QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 2010. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE, AND LIBERTY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE THE FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

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Item 1.01. Entry into a Material Definitive Agreement.
Preferred Stock Purchase Agreements for Sale of Series E Preferred Stock
     On August 13, 2010, Liberty Acquisition Holdings Corp. (“Liberty”) entered into separately negotiated Preferred Stock Purchase Agreements (each, a “Preferred Stock Purchase Agreement”) with certain entities (each, an “Investor”), pursuant to which those Investors agreed to purchase shares of a new series of Liberty preferred stock to be designated as Series E Preferred Stock (the “Liberty Series E Preferred Stock”), for a purchase price of $1,000 per share. Such sales of Liberty Series E Preferred Stock were contemplated and permitted by the terms of the Amended and Restated Business Combination Agreement, dated as of August 4, 2010 (the “Amended and Restated Business Combination Agreement”), by and among Promotora de Informaciones, S.A. (“Prisa”), Liberty and Liberty Acquisition Holdings Virginia, Inc., a Virginia corporation and wholly owned subsidiary of Liberty (“Liberty Virginia”). The aggregate proceeds from the sale of all such shares of Liberty Series E Preferred Stock will be $100 million. Such proceeds, together with the proceeds of the sale of the preferred stock of Liberty designated as Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (together with the Liberty Series E Preferred Stock, the “Liberty Preferred Stock”) to be received pursuant to the preferred stock purchase agreements entered into by Liberty and certain purchasers (together with the Investors, the “Purchasers”) on August 4, 2010, and described in the Current Report on Form 8-K filed by Liberty on August 9, 2010 (the “Prior Report”), may be used to help fund the required payments pursuant to the share exchange to be effected pursuant to the Amended and Restated Business Combination Agreement (the “Share Exchange”) to those stockholders of Liberty who elect to receive $10.00 in cash in exchange for their shares of Liberty common stock pursuant to the terms of the Amended and Restated Business Combination Agreement (the “Cash Consideration” and such election, the “Cash Election”). Each Investor was previously known to either Liberty or Prisa and each Preferred Stock Purchase Agreement was negotiated with each Investor separately. Under the terms of the several Preferred Stock Purchase Agreements Liberty will issue and sell 50,000 shares of Liberty Series E Preferred Stock to HSBC Bank plc (“HSBC”), 25,000 shares of Liberty Series E Preferred Stock to Banco Santander and a total of 25,000 shares of Liberty Series E Preferred Stock to Pentwater Growth Fund Ltd. and two related funds.
     Pursuant to the terms of the Preferred Stock Purchase Agreements, the closing of the sale of the Liberty Series E Preferred Stock will occur on the business day that is ten business days prior to the date of the meeting of Liberty stockholders (the “Liberty Stockholder Meeting”) to be held for the purpose of voting upon the Amended and Restated Business Combination Agreement and the transactions contemplated thereby (or at such other time as the Investor and Liberty may mutually agree) (the “Investment Closing Date”). At the closing, each Investor will pay the applicable purchase price to an interest bearing escrow account (the “Escrow Account”) to be established by Liberty with Citibank, N.A., as escrow agent, pursuant to an escrow agreement (the “Escrow Agreement”) to be entered into among Liberty, the Investors, the other Purchasers and the escrow agent. The funds in the Escrow Account may be used solely to fund (1) payments to holders of Liberty common stock that make the Cash Election, (2) amounts payable to holders of Liberty Preferred Stock in the Share Exchange and (3) payments to holders of Liberty Preferred Stock upon any redemption of the Liberty Preferred Stock, as described below. The closings for the sale of all other series of Liberty Preferred Stock will also be held on the Investment Closing Date.
     The Liberty Series E Preferred Stock will not be entitled to receive any dividends and will have no voting rights other than as required by law, except that the vote or written consent of holders of at least two-thirds of the outstanding shares of Liberty Series E Preferred Stock will be required for Liberty to take certain actions that would impact the rights of the Liberty Series E Preferred Stock. The rights, privileges and restrictions applicable to the Liberty Series E Preferred Stock will be set forth in a certificate of designations to be filed prior to the closing of the transactions contemplated by the Preferred

Stock Purchase Agreements, the form of which certificate of designations is attached as Exhibit 4.1 to this Current Report on Form 8-K (the “Certificate of Designations”) and incorporated herein by reference.
     Each Investor’s obligation to purchase shares of Liberty Series E Preferred Stock pursuant to the Preferred Stock Purchase Agreement to which it is a party is subject to the conditions that (1) the Certificate of Designations shall have been filed with the Secretary of State of the State of Delaware, (2) each other Purchaser shall consummate its purchase of Liberty Preferred Stock on or prior to the Investment Closing Date, (3) either Amendment No. 1 (as defined below) to the Amended and Restated Business Combination Agreement shall be in full force in effect or such Investor shall otherwise be satisfied with an amendment to the Amended and Restated Business Combination Agreement providing for the rights of the holders of Liberty Series E Preferred Stock in connection with the Share Exchange and (4) with respect to HSBC, Prisa and HSBC shall have entered into an agreement providing for Prisa to maintain an effective registration statement for a period of one year after the consummation of the Share Exchange with respect to the resale to the public of the Prisa American Depositary Shares (“ADSs”) issued to HSBC in the Share Exchange, to the extent necessary to legally allow such resales.
     Under the Preferred Stock Purchase Agreements, each Investor has agreed that until 45 days following the date of the consummation of the Share Exchange such Investor shall not, without Liberty’s prior written consent, (1) offer, issue, pledge, lend, sell or contract to sell, issue options in respect of or otherwise dispose of, directly or indirectly, or announce an offering or issue of, any Prisa ADSs issued in exchange for the shares of Liberty Preferred Stock purchased by such Investor or any other securities convertible into or exchangeable or exercisable for such shares or (2) enter into any swap or other agreement or transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of such Prisa ADSs.
     Each Preferred Stock Purchase Agreement may be terminated by the Investor party thereto if (in each case, unless the applicable circumstance occurs or fails to occur as a result of a breach of the Preferred Stock Purchase Agreement by such Investor):
•	the closing of the sale of Preferred Stock pursuant to such Preferred Stock Purchase Agreement has not occurred by November 15, 2010, or the closing of the Business Combination has not occurred by December 6, 2010;

•	the Amended and Restated Business Combination Agreement is terminated;

•	any order, injunction or decree is issued by any court or agency of competent jurisdiction or other legal restraint or prohibition making the transactions contemplated by the Preferred Stock Purchase Agreement illegal or preventing the consummation of the transactions contemplated by the Preferred Stock Purchase Agreement, or any statute, rule, regulation, order, injunction or decree has been enacted, entered, promulgated or enforced by any governmental entity that prohibits or makes illegal the consummation of the transactions contemplated by the Preferred Stock Purchase Agreement;

•	the Amended and Restated Business Combination Agreement is amended (other than pursuant to Amendment No. 1), or any waiver is given by Liberty under the Amended and Restated Business Combination Agreement, in either case without the prior written consent of the Investor and which decreases the consideration due such Investor pursuant to the terms of the Preferred Stock or otherwise materially and adversely affects such Investor (or, in the case of certain specified provisions, which adversely affects such Investor), or the Escrow Agreement is amended without the consent of such Investor;

•	Any person other than Liberty or the Purchasers shall have entered into an agreement to purchase, or shall have purchased, from Liberty or the Sponsors any Preferred Stock or other securities of Liberty, or the terms of the preferred stock purchase agreement to which any other Purchaser is party shall have been (or shall have been amended to become) more favorable to the other Purchaser than the terms of the applicable Preferred Stock Purchase Agreement, in each case without the prior written consent of such Investor;

•	Liberty shall have declared or paid any dividend or distribution of any kind with a record date prior to the second day after the Liberty Stockholder Meeting;

•	the requisite approval of Liberty’s common stockholders or of Liberty’s warrantholders to approve the business combination or the warrant amendment, respectively, contemplated by the Amended and Restated Business Combination Agreement, is not obtained at the meeting of Liberty’s stockholders to be held pursuant to the Amended and Restated Business Combination Agreement; or

•	the registration statement on Form F-4 originally filed by Prisa on May 7, 2010, at any time after the proxy statement/prospectus contained therein is mailed to holders of Liberty common stock and Liberty warrants, shall fail to be effective for the registration by such Investor (or, in the case of HSBC, the registration of the resale by HSBC) of the shares to be issued in the Share Exchange to such Investor.
     If a Preferred Stock Purchase Agreement is terminated, neither party will have any further obligation to the other under the Preferred Stock Purchase Agreement except that, if the termination occurs after the closing of the sale of the Liberty Preferred Stock pursuant thereto, Liberty will be required to redeem, within five business days following such termination, all of the shares of Liberty Preferred Stock purchased by the applicable Investor for a price equal to the original purchase price for such shares, plus a pro rata portion of the interest earned on the Escrow Account.
     The foregoing is a summary of the material terms of the Preferred Stock Purchase Agreements, a copy of the form of which (and a schedule of the material differences thereto) is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Amendment No. 1 to Amended and Restated Business Combination Agreement
     Pursuant to the terms of the Amended and Restated Business Combination Agreement, as described in the Prior Report, as a result of Liberty and the Investors entering into the Preferred Stock Purchase Agreements, Amendment No. 1 to the Amended and Restated Business Combination Agreement, in the form attached as Schedule III to the Amended and Restated Business Combination Agreement (“Amendment No. 1”) automatically became operative, and the Amended and Restated Business Combination Agreement has been amended as set forth in Amendment No. 1.
     The Amended and Restated Business Combination Agreement, as amended by Amendment No. 1, provides that, pursuant to the Share Exchange, each share of Liberty Series E Preferred Stock will receive a mixture of Prisa securities and/or cash based on the aggregate amount of cash to be paid in the Share Exchange to holders of shares of Liberty Virginia common stock for which the holder of such shares has either: (1) made a valid election to receive the Cash Consideration (such shares, the “Cash Election Shares”) or (2) validly exercised its redemption rights pursuant to the Liberty restated certificate of incorporation and has otherwise complied with the requirements for such valid exercise (such aggregate amount of cash, the “Total Cash-Out Amount”). Pursuant to Amendment No. 1, all of the outstanding shares of Liberty Series E Preferred Stock will be exchanged, pursuant to the Share Exchange, for the following aggregate consideration:

•	If the Total Cash-Out Amount is $700 million or less: (1) $100 million in cash, (2) the Mixed Consideration which would be payable with respect to 500,000 shares of Liberty Virginia common stock had the Mixed Consideration Election been made for such shares and (3) the pro rata portion of the interest earned on the Escrow Account due to the holders of the Liberty Virginia Series E Preferred Stock; or

•	If the Total Cash-Out Amount is more than $700 million: (1) cash in an amount equal to the amount by which $800 million exceeds the Total Cash-Out Amount (except that if the Total Cash-Out Amount is $800 million or more, then no cash will be payable), (2) the Mixed Consideration which would be payable with respect to that number of shares of Liberty Virginia common stock calculated as the amount by which the Total Cash-Out Amount divided by $10 exceeds 70 million (except that the total number of shares for which the Mixed Consideration shall be so payable may not exceed ten million) had the Mixed Consideration Election been made for such shares, (3) if the Total Cash-Out Amount is $750 million or less, the Mixed Consideration which would be payable with respect to 500,000 shares of Liberty Virginia common stock had the Mixed Consideration Election been made for such shares, (4) if the Total Cash-Out Amount is more than $750 million, the Mixed Consideration which would be payable with respect to one million shares of Liberty Virginia common stock had the Mixed Consideration Election been made for such shares and (5) the pro rata portion of the interest earned on the Escrow Account due to the holders of the Liberty Virginia Series D Preferred Stock.
     Also pursuant to Amendment No. 1, certain conditions to closing of the business combination have been modified as described in the Prior Report, including that Liberty shall have purchased from the Liberty sponsors, for nominal consideration, either an additional 500,000 or one million shares of Liberty common stock pursuant to the Amended and Restated Securities Surrender Agreement (as defined in the Prior Report), and the total number of shares of Liberty common stock which shall have been validly redeemed or for which a valid Cash Election shall have been made shall not exceed 80 million (increased from 70 million shares). In addition, one of the termination rights contained in the Amended and Restated Business Combination Agreement has been modified, such that either Prisa or Liberty may terminate the Amended and Restated Business Combination if, as of the date of the Liberty Stockholder Meeting, the number of Cash Election Shares and shares as to which the holder has validly exercised its redemption rights shall exceed, in the aggregate, 80 million (increased from 70 million shares).
     The foregoing is a summary of the material terms of Amendment No. 1, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.
Item 3.02. Unregistered Sales of Securities.
     The information provided in Item 1.01 of this Current Report is incorporated in this Item 3.02 by reference in its entirety.
Item 5.03. Amendment of Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The information provided in Item 1.01 of this Current Report is incorporated in this Item 5.03 by reference in its entirety.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description

4.1	Form of Certificate of Designations, Preferences and Rights of Series E Preferred Stock*

10.1	Form of Preferred Stock Purchase Agreement, dated August 13, 2010 among Liberty and each of the Investors (and schedule of material differences thereto)

10.2	Amendment No. 1 to Amended and Restated Business Combination Agreement.

*	Incorporated by reference to Exhibit 4.6 to the Current Report on Form 8-K filed by the registrant on August 9, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY ACQUISITION HOLDINGS CORP.
Date: August 16, 2010	By:	/s/ Jared Bluestein
		Name:	Jared Bluestein
		Title:	Secretary

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EXHIBIT INDEX

Exhibit
Number	Description

4.1	Form of Certificate of Designations, Preferences and Rights of Series E Preferred Stock*

10.1	Form of Preferred Stock Purchase Agreement, dated August 13, 2010 among Liberty and each of the Investors (and schedule of material differences thereto)

10.2	Amendment No. 1 to Amended and Restated Business Combination Agreement.

*	Incorporated by reference to Exhibit 4.6 to the Current Report on Form 8-K filed by the registrant on August 9, 2010.

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